UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2021

LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in its charter)

Delaware	1-36756	47-0961620
Delaware	1-12407	72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)
5321 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225) 926-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Lamar Advertising Company securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	LAMR	The NASDAQ Stock Market, LLC
Lamar Media Corp. securities registered pursuant to Section 12(b) of the Act: none
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

Lamar Advertising Company	Emerging growth company	☐

Lamar Media Corp.	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Lamar Advertising Company	☐

Lamar Media Corp.	☐

Item 1.01.	Entry into a Material Definitive Agreement.
On June 14, 2021, Lamar Media Corp. (the “Company”) entered into an Agreement of Resignation, Appointment and Acceptance (the “Agreement”) with The Bank of New York Mellon Trust Company, N.A., as resigning trustee (the “Resigning Trustee”), and U.S. Bank National Association, as successor trustee (the “Successor Trustee”), with respect to: (i) the Indenture dated as of February 6, 2020 governing the Company’s 3 3/4% Senior Notes due 2028, (ii) the Indenture dated as of February 6, 2020 governing the Company’s 4% Senior Notes due 2030, (iii) the Indenture dated as of May 13, 2020 governing the Company’s 4 7/8% Senior Notes due 2029, and (iv) the Indenture dated January 22, 2021 governing the Company’s 3 5/8% Senior Notes due 2031 (collectively, the “Indentures”).
Pursuant to the Agreement, the Company accepted the resignation of the Resigning Trustee and appointed the Successor Trustee to act as trustee under the respective Indentures. The Agreement provides, among other things, that the Resigning Trustee assigns, transfers, delivers and confirms to the Successor Trustee all right, title and interest in and to the trust and all rights, privileges, responsibilities, powers, trusts, obligations and duties under the Indentures, and the Successor Trustee accepts its appointment as trustee under the Indentures and accepts all the rights, title, interests, capacities, privileges, responsibilities, powers, trusts and duties set forth in the Indentures.
The address of the corporate trust office for the Successor Trustee is P.O. Box 4026, Brandon, Mississippi 39047.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1
Agreement of Resignation, Appointment and Acceptance, dated as of June 14, 2021, by and among Lamar Media Corp., as issuer, U.S. Bank National Association, as successor trustee, and The Bank of New York Mellon Trust Company, N.A., as resigning trustee.

104	Cover Page Interactive Data File—(embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 17, 2021	LAMAR ADVERTISING COMPANY

	By:	/s/ Jay L. Johnson
Jay L. Johnson
Executive Vice President, Chief Financial Officer, and Treasurer

Date: June 17, 2021	LAMAR MEDIA CORP.

	By:	/s/ Jay L. Johnson
Jay L. Johnson
Executive Vice President, Chief Financial Officer, and Treasurer